UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 31, 2007

MORGAN STANLEY CAPITAL I INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130684-33	13-3291626
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1585 Broadway, 2nd Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 761-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.         Other Events.

On May 31, 2007, Morgan Stanley Capital I, Inc., (the “Company”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-8XS (the “MSM 2007-8XS Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-8XS (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.  Certain classes of the Certificates, designated as Class A-1, Class A-1-M, Class A-1-W, Class A-2, Class A-3-W, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of May 27, 2007 (the “Underwriting Agreement”), between the Registrant, and the Underwriter.  The Underwriting Agreement is annexed hereto as Exhibit 99.2.  In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated May 31, 2007 (the “Tax Opinion”), was issued by Sidley Austin LLP.  The Tax Opinion is annexed hereto as Exhibit 99.3.  The remaining classes of the Certificates, designated as Class OC and Class P Certificates (collectively the “Privately Offered Certificates”) were sold to the Underwriter pursuant to a certificate purchase agreement dated as of May 31, 2007 (the “Certificate Purchase Agreement”).

On May 31, 2007, Wells Fargo Bank, National Association, solely in its capacity as Securities Administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2007-8XS and Morgan Stanley Capital Services Inc. (“MSCSI”) entered into an interest rate corridor contract as evidenced by a Confirmation between the Corridor Trust and Morgan Stanley Capital Services Inc. (the “Corridor Contract”).  The Corridor Contract is annexed hereto as Exhibit 99.4.

Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. (“MSMCI”) as seller pursuant to a mortgage loan purchase agreement dated as of May 1, 2007 (the “MSMCI Mortgage Loan Purchase Agreement”). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.5.

Certain of the mortgage loans were acquired from American Home Mortgage Corp. (“American Home”) pursuant to a mortgage loan purchase agreement dated as of June 1, 2006 (the “American Home Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2007 among the Registrant, MSMCI, American Home and the Trustee (the “American Home Assignment Agreement”).  The American Home Assignment Agreement is annexed hereto as Exhibit 99.6a and the American Home Purchase Agreement is annexed hereto as Exhibit 99.6b.

Certain of the mortgage loans were acquired from Central Mortgage Company, an (“Arvest”) pursuant to a mortgage loan purchase agreement dated as of January 1, 2006 (the “GMAC Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2007 among the Registrant, MSMCI, Arvest and the Trustee (the “Arvest Assignment Agreement”).  The Arvest Assignment Agreement is annexed hereto as Exhibit 99.7 and the GMAC Servicing Agreement is annexed hereto as Exhibit 99.14b.

Certain of the mortgage loans were acquired from Fifth Third Mortgage Company (“Fifth Third”) pursuant to a second amended and restated mortgage loan sale and servicing agreement dated as of July 1, 2006 (the “Fifth Third Sale and Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2007 among the Registrant, MSMCI, Fifth Third, the Master Servicer and the Trustee (the “Fifth Third Servicing-Retained Assignment Agreement”).  The Fifth Third Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.8a and the Fifth Third Sale and Servicing Agreement is annexed hereto as Exhibit 99.8b.

Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. (“GreenPoint”) pursuant to a mortgage loan sale and servicing agreement dated as of March 15, 2005 (the “GreenPoint Sale and Servicing Agreement”), as amended by a fourth amended and restated mortgage loan sale and servicing Agreement, dated as of December 1, 2005 (the " Fourth Amended and Restated Mortgage Loan Sale and Servicing Agreement"), as amended by a fifth amended and restated mortgage loan sale and servicing agreement, dated as of June 1, 2006 (the “Fifth Amended and Restated Mortgage Loan Sale And Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2007 among the Registrant, MSMCI, GreenPoint, the Master Servicer and the Trustee (the “GreenPoint Servicing-Retained Assignment Agreement”).  The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.9a, the GreenPoint Sale and Servicing Agreement is annexed hereto as Exhibit 99.9b, the GreenPoint Fourth Amended and Restated Mortgage Loan Sale And Servicing Agreement is annexed hereto as Exhibit 99.9c and the GreenPoint Fifth Amended and Restated Mortgage Loan Sale And Servicing Agreement is annexed hereto as Exhibit 99.9d.

Certain of the mortgage loans were acquired from Hemisphere National Bank (“Hemisphere”) pursuant to a second amended and restated mortgage loan sale and servicing agreement dated as of February 1, 2007 (the “Hemisphere Sale and Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2007 among the Registrant, MSMCI, Hemisphere, the Master Servicer and the Trustee (the “Hemisphere Servicing-Retained Assignment Agreement”).  The Hemisphere Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.10a and the GreenPoint Sale and Servicing Agreement is annexed hereto as Exhibit 99.10b.

Certain of the mortgage loans were acquired from MortgageIT, Inc. (“MortgageIT”) pursuant to an amended mortgage loan sale and servicing agreement dated as of May 1, 2005 (the “MortgageIT Purchase Agreement”), as amended by a fourth mortgage loan sale and servicing agreement dated as of March 1, 2006 (the “Fourth Amended and Restated Mortgage Loan

Purchase and Warranties Agreement”) and as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2007 among the Registrant, MSMCI, MortgageIT and the Trustee (the “MortgageIT Assignment Agreement”).  The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.11a and the MortgageIT Purchase Agreement is annexed hereto as Exhibit 99.11b.

Certain of the mortgage loans were acquired from Lydian Private Bank (“Virtual”) pursuant to a mortgage loan sale purchase agreement dated as of September 1, 2006 (the “Virtual Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2007 among the Registrant, MSMCI, Virtual and the Trustee (the “Virtual Assignment Agreement”).  The Virtual Assignment Agreement is annexed hereto as Exhibit 99.12a and the Virtual Purchase Agreement is annexed hereto as Exhibit 99.12b.

Certain of the mortgage loans were acquired from Wilmington Finance, Inc. (“Wilmington”) pursuant to a mortgage loan purchase agreement dated as of November 1, 2006 (the “Wilmington Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2007 among the Registrant, MSMCI, Wilmington and the Trustee (the “Wilmington Assignment Agreement”).  The Wilmington Assignment Agreement is annexed hereto as Exhibit 99.13a and the Wilmington Purchase Agreement is annexed hereto as Exhibit 99.13b.

Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage, LLC (“GMACM”) (as successor by merger to GMAC Mortgage Corporation) pursuant to a servicing agreement dated January 1, 2006 (the “GMACM Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2007 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the “GMACM Assignment Agreement”).  The GMACM Assignment Agreement is annexed hereto as Exhibit 99.14a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.14b.

Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by Wells Fargo Bank, National Association (“Wells”) pursuant to a servicing agreement dated April 1, 2006 (the “Wells Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2007 among the Registrant, MSMCI, Wells, the Master Servicer and the Trustee (the “Wells Assignment Agreement”).  The Wells Assignment Agreement is annexed hereto as Exhibit 99.15a, and the Wells Servicing Agreement is annexed hereto as Exhibit 99.15b.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Section 9    Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits:	Page:

Exhibit 99.1
Pooling and Servicing Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

Exhibit 99.2	Underwriting Agreement, dated as of May 27, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.
Exhibit 99.3	Sidley Austin LLP Tax Opinion dated May 31, 2007.
Exhibit 99.4	Corridor Contract, dated as of May 31, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.
Exhibit 99.5	MSMCI Mortgage Loan and Purchase Agreement, dated as of May 1, 2007, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Capital I, Inc. and LaSalle Bank National Association, as trustee.
Exhibit 99.6a
American Home Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.

Exhibit 99.6b	American Home Purchase Agreement, dated as of June 1, 2006, among Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.
Exhibit 99.7
Arvest Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage Capital Inc., Central Mortgage Company and LaSalle Bank National Association, as trustee.

Exhibit 99.8a
Fifth Third Assignment Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Fifth Third Mortgage Company, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.8b	Fifth Third Sale and Servicing Agreement, dated as of July 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Fifth Third Mortgage Company.
Exhibit 99.9a
GreenPoint Assignment Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.9b	GreenPoint First Amended Mortgage Loan Sale and Servicing Agreement, dated as of March 15, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.
Exhibit 99.9c	GreenPoint Fourth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.
Exhibit 99.9d	GreenPoint Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.
Exhibit 99.10a
Hemisphere Assignment Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Hemisphere National Bank, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.10b	Hemisphere Sale and Servicing Agreement, dated as of February 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Hemisphere National Bank.
Exhibit 99.11a
MortgageIT Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, MortgageIT, Inc., and LaSalle Bank National Association, as trustee.

Exhibit 99.11b	MortgageIT Purchase Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.
Exhibit 99.12a	Virtual Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Lydian Private Bank and LaSalle Bank National Association, as trustee.
Exhibit 99.12b	Virtual Purchase Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Lydian Private Bank.
Exhibit 99.13a
Wilmington Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wilmington Finance, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.13b	Wilmington Purchase Agreement, dated as of November 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Wilmington Finance, Inc.

Exhibit 99.14a
GMACM Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.14b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.
Exhibit 99.15a
Wells Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.15b	Wells Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   January 10, 2008

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Valerie Kay
Name: Valerie Kay
Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Pooling and Servicing Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

E
99.2	Underwriting Agreement, dated as of May 27, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.	E
99.3	Sidley Austin LLP Tax Opinion dated May 31, 2007.	E
99.4	Corridor Contract, dated as of May 31, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.	E
99.5	MSMCI Mortgage Loan and Purchase Agreement, dated as of May 1, 2007, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Capital I, Inc. and LaSalle Bank National Association, as trustee.	E
99.6a
American Home Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.

E
99.6b	American Home Purchase Agreement, dated as of June 1, 2006, among Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.	E
99.7
Arvest Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage Capital Inc., Central Mortgage Company and LaSalle Bank National Association, as trustee.
E

E
99.8a
Fifth Third Assignment Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Fifth Third Mortgage Company, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

E
99.8b	Fifth Third Sale and Servicing Agreement, dated as of July 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Fifth Third Mortgage Company.	E
99.9a
GreenPoint Assignment Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

E
99.9b	GreenPoint First Amended Mortgage Loan Sale and Servicing Agreement, dated as of March 15, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.	E
99.9c	GreenPoint Fourth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.
99.9d	GreenPoint Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.
99.10a
Hemisphere Assignment Agreement, dated as of May 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Hemisphere National Bank, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

E
99.10b	Hemisphere Sale and Servicing Agreement, dated as of February 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Hemisphere National	E

Bank.
99.11a
MortgageIT Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, MortgageIT, Inc., and LaSalle Bank National Association, as trustee.

E
99.11b	MortgageIT Purchase Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.	E
99.12a	Virtual Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Lydian Private Bank and LaSalle Bank National Association, as trustee.	E
99.12b	Virtual Purchase Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Lydian Private Bank.	E
99.13a
Wilmington Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wilmington Finance, Inc. and LaSalle Bank National Association, as trustee.

E
99.13b	Wilmington Purchase Agreement, dated as of November 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Wilmington Finance, Inc.	E
99.14a
GMACM Assignment Agreement, dated as of May 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

E
99.14b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.	E
99.15a	Wells Assignment Agreement, dated as of May 1,	E

2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

99.15b	Wells Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association.	E